MCKEE NELSON LLP
5 TIMES SQUARE, 35TH FLOOR
NEW YORK, NEW YORK 10036

917-777-4326

March 11, 2005

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:

Credit Suisse First Boston Mortgage Securities Corp.
CSFB Home Equity Pass-Through Certificates, Series 2005-FIX1
Current Report on Form 8-K/A

Ladies and Gentlemen:

On behalf of Credit Suisse First Boston Mortgage Securities Corp. and CSFB Home Equity Pass-Through Certificates, Series 2005-FIX1 we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K/A dated, including the exhibits thereto.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K in its entirety originally dated March 2, 2005, in connection with the issuance of the Company’s CSFB Home Equity Pass-Through Certificates, Series 2005-FIX1, in order to correct certain errors contained in Exhibit 4.1 to such Form 8-K.

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4326.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/  Carlos Cabrera

Carlos Cabrera

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  March 11, 2005

Credit Suisse First Boston Mortgage Securities Corp.
CSFB Home Equity Pass-Through Certificates, Series 2005-FIX1

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)
Delaware	333-120966	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ٱ

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ٱ

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ٱ

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

ٱ

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K in its entirety originally dated March 2, 2005, in connection with the issuance of CSFB Home Equity Pass-Through Certificates, Series 2005-FIX1, in order to correct certain errors contained in Exhibit 4.1 to such Form 8-K.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

4.1	Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE

CORP.

By:

/s/ Kevin Steele__

Name:

Kevin Steele

Title:

Vice President

Dated:  March 11, 2005

EXHIBIT 4.1